Exhibit 99.1

0 Investor Presentation September , 2023

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements reflect our views at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always , m ade through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continu e,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these w ord s or other comparable words or phrases of a future or forward - looking nature. These forward - looking statements are not historical facts an d are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by m ana gement, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to pre dict. Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements. Factors th at could cause our actual results to differ materially from those described in the forward - looking statements, including (without limitation) t he domestic and global economic environment and capital market conditions and other risk factors, can be found in our SEC filings, including, bu t not limited to, our Annual Report on Form 10 - K for the year ended December 31, 2022, and our Quarterly Reports on Form 10 - Q for the quarters end ed March 31 and June 30, 2023, which are available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward - lo oking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forw ard - looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these measures provide useful inf ormation about our operating results and enhance the overall understanding of our past performance and future performance. Although t hes e non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytic al tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GA AP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assess ing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the a ppe ndix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

Q2 2023 FINANCIAL HIGHLIGHTS 1 (1) Comparisons to Q1 2023 (2) ROATA and ROATCE are non - GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on July 19, 2023. Payable September 1, 2023 to shareholders of record at close of business on August 21, 2023. 2 • Net income $62.4 mm • Grew total loans and leases $141.6 mm • Total deposits declined $203.3 mm, 111 bp cost of deposits • Net interest margin contracted 20 bps • Excellent credit quality. Recorded $5.0 mm provision expense • Well capitalized: 12.05% CET1 ratio • Declared $0.26 / share dividend Q2 2023 Q1 2023 Net Income ($mm) $62.4 $66.8 Diluted EPS $0.49 $0.52 Net Interest Margin 2.91% 3.11% Efficiency Ratio 58.0% 54.5% ROA / ROATA 2 1.01% / 1.05% 1.10% / 1.15% ROE / ROATCE 2 10.68% / 18.57% 11.78% / 20.78% Tier 1 Leverage Ratio CET1 Capital Ratio Total Capital ratio 8.30% 12.05% 13.17% 8.26% 11.97% 13.09% Dividend 3 $0.26 / share $0.26 / share

BALANCE SHEET HIGHLIGHTS 3 $ in millions 6/30/23 3/31/23 Assets Cash and Cash Equivalents 1 $ 558.1 $ 865.6 Investment Securities - AFS 2,909.4 3,054.3 Investment Securities - HTM 4,180.4 4,261.4 Loans and Leases 14,362.8 14,221.3 Total Assets 24,511.6 24,884.2 Liabilities Deposits $21,078.2 $ 21,281.5 Short - term borrowings - 250.0 Long - term borrowings 500.0 500.0 Total Stockholders’ Equity 2,359.7 2,329.0 Comments • Reduced excess cash, while maintaining ample liquidity o Reduced Cash and Cash Equivalents to $558.1 mm o Loan/deposit ratio: 68% o $8.6 bn of available liquidity at 6/30/23 • Investment portfolio duration remained stable at 5.5 yrs at 6/30/23 1 Includes Cash and due from banks and Interest - bearing deposits in other banks

MAUI UPDATE 4 MAUI REAL ESTATE - SECURED LOANS 1 $ mm Lahaina Kula All Other Areas Maui Total CRE 29.9 5.9 366.3 402.0 Construction 0.3 2.3 51.1 53.7 Residential 1 st position (includes HELOCS behind FHB 1 st ) 59.0 21.0 1,034.2 1,114.1 Subordinate position 3.1 3.1 53.8 60.0 Total 92.2 32.2 1,505.4 1,629.8 COMMENTS • Lahaina and Kula were the primary populated areas impacted by wildfires • Fire insurance on residential mortgages required and force - placed if necessary • Expect modest expenses attributable to Maui fire recovery and restoration • FHB has no loans outstanding to the electric utility • FHB Maui relief and assistance programs: • 6 - month deferrals for residential mortgage and home equity loans in fire zones • 3 - month deferrals on all other Maui loans upon request • Waiving all ATM fees on Maui • Donated $250k to Maui Strong Fund MAUI REAL ESTATE SECURED LOAN LOCATIONS MAUI C&I LOANS 1 $ mm Maui - based firms 12.0 MAUI CONSUMER LOANS 1 $ mm Direct and Indirect Auto 72.6 Credit Card 13.2 All Other Consumer 11.2 Lahaina Kula 1 Outstanding balances as of 7/31/23

INVESTMENT HIGHLIGHTS 5 Strong, Consistent Financial Performance Leading Position In Attractive Markets Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

STRONG PERFORMER IN ATTRACTIVE MARKET

First Hawaiian, Inc.

Branch Presence

51 branches


Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full-service community bank with complete suite of products & services
- ✓ #1 deposit market share in Hawaii(4)
- ✓ Largest Hawaii-based lender
- ✓ $18.6 bn assets under administration as of 2Q23
- ✓ Proven through the cycle and outstanding operating performance

Financial Overview – 2Q 2023 ($ billions)

Market Cap	*$2.4*	*Loans*	*$ 14.4*
Assets	*$ 24.5*	*Deposits*	*$ 21.1*

ROATCE(2)


19.7%
14.4%
FHB
Peer Median(1)

ROATA(2)


1.1%
1.1%
FHB
Peer Median(1)

Efficiency Ratio


56.2%
56.0%
FHB
Peer Median(1)

Cost of Deposits


96 bps
126 bps
FHB
Peer Median(1)

NALs / Loans


0.09%
0.33%
FHB
Peer Median(1)

Dividend Yield (3)


5.5%
3.8%
FHB
Peer Median(1)

Source: Public filings and S&P Global Capital IQ as of 17-Aug-2023
Note: Financial data as of 30-Jun-2023. Market data as of 31-Aug-2023.
(1) Peer median is based on public banks $10–$50bn in assets constituted as of 31-Dec-2022; excludes merger targets.
(2) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(3) Dividend yield based on dividend paid in 2Q 2023 and closing market price as of 31-Aug-2023.
(4) Deposit market share based on FDIC data as of 30-Jun-2022.

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DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 7 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in 2020: $7.7bn (3) • Defense spending is 8.5% of state GDP (3) • Over 50k active duty, National Guard and Reserve personnel stationed in Hawaii (3) • Almost 20k civilian employees (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

$9.1 $21.1 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 22 2Q23 Source: Public filings and S&P Global Capital IQ as of 17 - Aug - 2023 Note: Financial data as of 30 - Jun - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. (1) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.1% 18.1% 19.7% 10.4% 14.4% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 46.5% 56.2% 61.4% 56.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 STRONG PERFORMANCE THROUGH THE CYCLE 8 Through the Cycle Credit Performer Strong Expense Mgmt. Culture Strong Profitability Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $14.4 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (1) 2Q23 Cost of Deposits: 1.11% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.60% 0.11% 0.40% 3.10% 0.42% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 YTD YTD

$359 $365 $357 $355 $353 $380 $387 $380 $395 $365 $310 $353 $184 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 1.40% 1.47% 0.89% 1.10% 0.91% 1.39% 1.03% 1.09% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 9 Source: Public filings and S&P Global Capital IQ, as of 17 - Aug - 2023 Note: Financial data as of 30 - Jun - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. (1) Pre - Tax, Pre - Provision Earnings, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.1% 18.1% 10.9% 19.7% 10.4% 15.3% 11.4% 14.4% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1) Stable Earnings Drivers ROATCE (1) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Dominant loan and deposit positions in attractive markets ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management Year Ended December 31 YTD YTD YTD

0.21% 0.73% 0.10% 0.10% 0.95% 0.08% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 10 Year Ended December 31 0.16% 0.63% 0.11% 0.39% 3.10% 0.42% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% As of December 31 1.43% 1.03% 1.18% 1.97% 1.11% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 71.4x 11.2x 3.7x 3.3x As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 17 - Aug - 2023 Note: Financial data as of 30 - Jun - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 20.0x 10.0x YTD

WELL-CAPITALIZED WITH AN ATTRACTIVE DIVIDEND

First Hawaiian, Inc.

Robust Capital Position



Tier 2
NCT1
CET 1
13.2%
1.1 %
12.1 %
14.6%
2.0 %
0.5 %
12.1 %
FHI 2Q23
Public U.S. Banks with $10-$50bn of Assets

Tier 1 Leverage	8.3%	9.8%

Attractive Dividend Yield[1][2]



5.5%
3.8%
First Hawaiian, Inc.
Public U.S. Banks with $10-$50bn of Assets

Capital Management Approach

- Retain sufficient earnings to support loan growth and maintain strong capital levels
- Return excess capital through dividends and share repurchases
- Stock repurchase authorization for up to $40mm of common stock during 2023
- Held dividend at $0.26/share in 2Q 2023
- No shares repurchased in 1H 2023

Source: Public filings and S&P Global Capital IQ as of 17-Aug-2023
Note: Financial data as of 30-Jun-2023. $10–$50bn banks constituted as of 31-Dec-2022, excludes merger targets. Percentages may not total due to rounding.
[1] Dividends and share repurchases are subject to approval of FHI's board of directors, future capital needs and regulatory approvals.
[2] Dividend yield (MRQ) based on 2Q 2023 paid dividend and market data as of 31-Aug-2023.

11

12 APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full-service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 56 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- 35.2% deposit market share in Hawaii[1]
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 158,000 accounts with more than $2.3bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of MasterCard

Wealth Management

- $18.6 bn [3] of AUA and 35 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 4,000 terminals processed ~38.4 mm transactions in 2022
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2022
(2) As of 31-Dec-2022
(3) As of 30-Jun-2023

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A LEADER IN HAWAII 14 The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits (2) Sources: S&P Global Capital IQ, FDIC, SEC and company filings. Company filings used for peers where available, otherwise reg ula tory data used. Note: Financial data as of 30 - Jun - 2023. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) Deposit market share based on FDIC data as of 30 - Jun - 2022. Branches 51 51 36 27 FTEs 2,126 2,025 1,009 753 Assets ($bn) 24.5 24.9 9.6 7.6 Loans ($bn) 14.4 13.9 6.1 5.5 Deposits ($bn) 21.1 20.5 8.2 6.8 YTD 2023 ROATCE (1) 19.7% 15.8% 19.1% 13.1% YTD 2023 ROATA (1) 1.10% 0.78% 0.81% 0.83% Loan Portfolio Deposit Portfolio Hawaii Deposits 2 Balance ($bn) $21.0 $19.9 $8.3 $6.6 Share 35.2% 33.2% 13.9% 11.1 % Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 11% 15% 36% 30% 10% 11% 29% 34% 16% 5% 11% 25% 48% 11% 13% 10% 28% 35% 14% 16% 39% 45% 13% 49% 38% 6% 84% 10% 18% 50% 32% 8% HELOC

WELL POSITIONED FOR VOLATILE INTEREST RATES 15 20 bp NIM decrease in Q2 Well - Matched Balance Sheet • Approximately $5.7 bn, or 40% of the loan portfolio, reprices within 90 days • Well - structured investment portfolio with limited extension risk • Stable, low - cost deposit base • Hawaii has experienced lower deposit costs and had a lower deposit beta in previous rate cycles $128 $134 $135 $129 $131 $133 $137 $134 $145 $163 $172 $167 $ 160 2.84% 2.86% 2.83% 2.66% 2.55% 2.44% 2.45% 2.47% 2.68% 3.18% 3.67% 3.97% 4.16% 0.19% 0.13% 0.11% 0.08% 0.07% 0.06% 0.06% 0.05% 0.08% 0.24% 0.52% 0.82% 1.11% 2.58% 2.70% 2.71% 2.55% 2.46% 2.36% 2.38% 2.42% 2.60% 2.93% 3.15% 3.11% 2.91% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Net Int Inc. Earning Asset Yield Cost of Deposits NIM Q1 ‘23 – Q2 ‘23 NIM Walk

$9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $21.8 $21.7 $21.1 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 Demand 37% Money Market 18% Savings 25% Time 9% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $21.1bn 2Q23 Cost of Deposits: 1.11% Year Ended December 31 Deposit Portfolio Composition (as of 6/30/23) Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.96% 1.71% 3.02% 1.26% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 YTD First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Capital IQ, as of 17 - Aug - 2023 Note: Financial data as of 30 - Jun - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. 11% of Total Deposits are Public Deposits Public Savings 2% Reduced Public Time Deposits by $1.5 bn in 2018 and 2019 Public Time 7% Deposits Well - Balanced Between Retail and Commercial 16 Public Demand 2% 9.7 9.2 2.2 Retail Commercial Public ($ billions) at 6/30/23

DEPOSIT COVERAGE AND BORROWING CAPACITY 17 AVERAGE DEPOSIT BALANCES LIQUIDITY CAPACITY AVERAGE RETAIL ACCOUNT BALANCE $21,400 AVERAGE COMMERCIAL ACCOUNT BALANCE $140,874 ($ billions) 6/30/23 Total Cash 0.4 Available Securities 3.9 FHLB Capacity 2.9 FRB Discount Window 1.4 Total Available Liquidity 8.6 Total Available Liquidity Using BTFP 9.1 Note: BTFP = Bank Term Funding Program • Total Available Liquidity = 101% of uninsured, non - public deposits 1 • Total Available Liquidity Using BTFP = 107% of uninsured, non - public deposits 1 As of 6/30/23 1 Uninsured, non - public deposits as of 6/30/23 FDIC DEPOSIT INSURANCE COVERAGE FDIC INSURED DEPOSITS FDIC INSURED DEPOSITS + FULLY COLLATERALIZED PUBLIC DEPOSITS 49% 60% As of 6/30/23 • Deposit balances over $250k in corporate operating accounts is estimated to be $2.4 bn At June 30 • 60% of total deposits were FDIC insured or fully collateralized • Deposit balances over $250k in corporate operating accounts is estimated to be $2.4 bn • Total available liquidity (cash and borrowing capacity) over 100% of uninsured, non - public deposits

$6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $13.0 $14.1 $14.4 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 2Q23 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio Expect low to mid - single digit loan growth in 2023 18 Well - positioned to serve clients during the financial crisis Loans: $14.4 bn 2Q23 Loan Yield: 5.2% Loans / Deposits 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% 59% 62% 65% 68% Year Ended December 31, Balanced Loan Portfolio (as of 6/30/23) Steady Loan Growth ($bn) Note: Financial data as of 30 - Jun - 2023 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 54% Commercial, 46% Consumer ▪ 75 % Hawaii/Guam/Saipan, 24% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 56 % Hawaii/Guam/Saipan, 44% Mainland ▪ $ 1,765 mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 23 % Hawaii - based, 77% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019, and 2021 ▪ Leveraged SBA experience to quickly launch PPP program ▪ Originated over 10k PPP loans for over $1.4bn in principal balances in 2020 and 2021 ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $2,188 mm 15% CRE $4,291 mm 30% Construction $914 mm 7% Leasing $332 mm 2% Residential $4,318 mm 30% Home Equity $1,138 mm 8% Consumer Auto $769 mm 6% Credit Card $311 mm 2% Other Consumer $102 mm 1% Loan Portfolio Highlights (as of 6/30/23) Sold $409 mm SNC loans in 2019 Note: Percentages shown may not total to 100% due to rounding

$312 $302 $297 $304 $327 $337 $348 $365 $370 $368 $406 $440 $239 46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 55.2% 56.2% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 '21 '22 2Q23 Noninterest Expense Efficiency Ratio 46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 55.2% 56.2% 61.4% 60.0% 62.5% 62.5% 61.8% 60.0% 58.4% 56.0% 55.7% 55.9% 57.0% 54.7% 56.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.88% 1.78% 1.74% 1.74% 1.74% 1.74% 1.80% 1.82% 1.68% 1.66% 1.76% 1.96% 3.00% 2.96% 2.86% 2.69% 2.63% 2.52% 2.45% 2.39% 2.33% 2.18% 2.00% 2.01% 2.06% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 19 Source: Public filings and S&P Global Capital IQ, as of 17 - Aug - 2023 Note: Financial data as of 30 - Jun - 2023. $10 – $50bn banks constituted as of 31 - Dec - 2022; excludes merger targets. Year Ended December 31 Year Ended December 31 Noninterest Expense / Average Assets Well Managed Noninterest Expense ($mm) Efficiency Ratio • Maintained expense discipline during pandemic • Very little expense growth from 2018 - 2020 • Increase in 2022 expenses driven by core system conversion expenses and new core system ongoing operating costs • Increase in 2023 expenses includes impact of industry - wide impact of increase in FDIC assessment fee, estimated to be $4 - $5 mm • FDIC special assessment to replenish deposit insurance fund expected to be a late 2023 / early 2024 event CAGR: 3.2% Year Ended December 31, YTD YTD YTD

ASSET QUALITY CONTINUED STRONG CREDIT PERFORMANCE 20 • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • NCO Rate - Based on YTD NCO • 90 past due comprised of accruing loans • Includes OREO

COMMERCIAL REAL ESTATE 21 As of 6/30/23 (In $ Millions) The CRE portfolio continues to be well diversified across property types, well secured with a weighted average LTV of 59.4% and criticized rate of 1.8%. • Office exposure in CRE represents about 5.6% of total loans and leases • Despite enduring a prolonged period of high vacancy, hotel loans performed well over the COVID period reflecting the quality of sponsorship and underlying collateral. • Retail properties are primarily comprised of grocery - anchored and smaller convenience formats Property Type Balances % of Balances Weighted Average LTV % Criticized Office 800 18.6% 59.3% 5.8% Hotel 435 10.1% 53.2% 0.0% Retail 776 18.1% 62.1% 0.7% Multi - family 813 19.0% 56.3% 0.6% Industrial 637 14.9% 58.4% 2.7% Dealer Related 447 10.4% 69.1% 0.0% Other 382 8.9% 58.4% 0.5% Total 4,291 100.0% 59.4% 1.8%

COMMERCIAL & INDUSTRIAL 22 As of 6/30/23 (In $ Millions) Industries deemed to exhibit higher volatility represent a modest amount of total C&I exposure and dealer related credits represent about 29% of total C&I inclusive of $489 million in flooring balances. Property Type Balances % of Balances % Criticized Auto Dealers 626 28.6% 0.0% Retail - 0.0% 0.0% Hospitality/Hotel 73 3.4% 0.5% Food Service 49 2.3% 4.8% Transportation 51 2.3% 2.8% Other 1,388 63.4% 3.8% Total 2,188 100.0% 2.6%

CONSTRUCTION 23 As of 6/30/23 (In $ Millions) The construction book is largely centered in rental and for - sale housing. Property Type Balances % of Balances Weighted Average LTV % Criticized Office 60 6.6% 47.9% 0.0% Hotel 56 6.2% 49.5% 0.0% Retail 20 2.2% 63.3% 0.0% Multi - family 425 46.4% 54.8% 0.0% Industrial 79 8.7% 51.0% 0.0% Dealer Related 97 10.6% 83.5% 0.0% Other 177 19.3% 60.5% 0.1% Total 914 100.0% 58.0% 0.0%

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 24 Source: S&P Global and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (1Q22) to current (2Q23). (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 2Q23 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. 2Q23 cost of deposits based on publicly available compan y reported information. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~18% vs. ~27% for broader U.S. banks during the current rising rate cycle 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.94% 1.47% 4.99% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Hawaii Banks² U.S. Banks³ Fed Funds 53bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage

GAAP TO NON - GAAP RECONCILIATIONS Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share, tangible stockholders’ equity to tangible assets and pre - tax, pre - provision earnings are non - GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. Pre - tax, pre - provision earnings are calculated by subtracting (and thereby effectively excluding) the provision for credit losses from our income before provision for income taxes. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP measures. 25

GAAP TO NON-GAAP RECONCILIATION

First Hawaiian, Inc.

(dollars in thousands)	For the Three Months Ended June 30, 2023	For the Three Months Ended March 31, 2023	For the Three Months Ended June 30, 2022	For the Six Months Ended June 30, 2023	For the Six Months Ended June 30, 2022
Income Statement Data:					
Net income	$ 62,442	$ 66,818	$ 59,360	$ 129,260	$ 117,079
Average total stockholders' equity	$ 2,344,285	$ 2,299,422	$ 2,262,654	$ 2,321,977	$ 2,404,471
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$ 1,348,793	$ 1,303,930	$ 1,267,162	$ 1,326,485	$ 1,408,979
Average total assets	$ 24,821,486	$ 24,548,124	$ 25,250,176	$ 24,685,560	$ 25,165,783
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$ 23,825,994	$ 23,552,632	$ 24,254,684	$ 23,690,068	$ 24,170,291
Return on average total stockholders' equity(1)	10.68 %	11.78 %	10.52 %	11.23 %	9.82 %
Return on average tangible stockholders' equity (non-GAAP)(1)	18.57 %	20.78 %	18.79 %	19.65 %	16.76 %
Return on average total assets(1)	1.01 %	1.10 %	0.94 %	1.06 %	0.94 %
Return on average tangible assets (non-GAAP)(1)	1.05 %	1.15 %	0.98 %	1.10 %	0.98 %

(dollars in thousands, except shares outstanding and per share amounts)	As of June 30, 2023	As of March 31, 2023	As of December 31, 2022	As of June 30, 2022
Balance Sheet Data:				
Total stockholders' equity	$ 2,359,738	$ 2,329,012	$ 2,269,005	$ 2,252,611
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$ 1,364,246	$ 1,333,520	$ 1,273,513	$ 1,257,119
Total assets	$ 24,511,566	$ 24,884,207	$ 24,577,223	$ 25,377,533
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$ 23,516,074	$ 23,888,715	$ 23,581,731	$ 24,382,041
Shares outstanding	127,608,037	127,573,680	127,363,327	127,451,087
Total stockholders' equity to total assets	9.63 %	9.36 %	9.23 %	8.88 %
Tangible stockholders' equity to tangible assets (non-GAAP)	5.80 %	5.58 %	5.40 %	5.16 %
Book value per share	$ 18.49	$ 18.26	$ 17.82	$ 17.67
Tangible book value per share (non-GAAP)	$ 10.69	$ 10.45	$ 10.00	$ 9.86

(1) Annualized for the three and six months months ended June 30, 2023 and 2022, and three months ended March 31, 2023.

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GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
	As of and for the Twelve Months Ended December 31,											
Net Income	$265.7	$265.7	$185.8	$ 284.4	$ 264.4	$ 183.7	$230.2	$213.8	$216.7	$214.5	$211.1	$199.7
Average Total Stockholders' Equity	$2,321.6	$2,708.4	$2,698.9	$ 2,609.4	$ 2,457.8	$ 2,538.3	$2,568.2	$2,735.8	$2,698.4	$2,667.4	$2,664.2	$2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$1,362.1**	**$1,712.9**	**$1,703.4**	**$ 1,613.9**	**$ 1,462.3**	**$ 1,542.8**	**$1,572.7**	**$1,740.3**	**$1,702.9**	**$1,672.0**	**$1,668.7**	**$1,645.1**
Total Stockholders' Equity	2,269.0	2,656.9	2,744.1	2,640.3	2,524.8	2,532.6	2,476.5	2,736.9	2,675.0	2,651.1	2,654.2	2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$1,273.5**	**$1,661.4**	**$1,748.6**	**$ 1,644.8**	**$ 1,529.3**	**$ 1,537.1**	**$1,481.0**	**$1,741.4**	**$1,679.5**	**$1,655.6**	**$1,658.7**	**$1,681.9**
Average Total Assets	24,964.4	24,426.3	21,869.1	20,325.7	20,247.1	19,942.8	19,334.7	18,785.7	17,493.2	16,653.6	16,085.7	15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$23,968.9**	**$23,430.8**	**$20,873.6**	**$ 19,330.2**	**$ 19,251.6**	**$ 18,947.3**	**$18,339.2**	**$17,790.2**	**$16,497.7**	**$15,658.1**	**$15,090.2**	**$14,251.3**
Total Assets	24,577.2	24,992.4	22,662.8	20,166.7	20,695.7	20,549.5	19,661.8	19,352.7	18,133.7	17,118.8	16,646.7	15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$23,581.7**	**$23,996.9**	**$21,667.3**	**$ 19,171.2**	**$ 19,700.2**	**$ 19,554.0**	**$18,666.3**	**$18,357.2**	**$17,138.2**	**$16,123.3**	**$15,651.2**	**$14,843.9**
Return on Average Total Stockholders' Equity	11.44%	9.81%	6.88%	10.90%	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**20.03%**	**15.51%**	**10.91%**	**17.62%**	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.06%	1.09%	0.85%	1.40%	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.11%**	**1.13%**	**0.89%**	**1.47%**	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**
Income Before Provision for Income Taxes	$351.2	$ 349.0	$ 243.7	$ 381.7	$ 358.2	$ 368.4	$ 371.8	$ 343.2	$ 344.2	$ 344.5	$ 329.8	$ 316.4
Provision For Credit Losses	1.4	(39.0)	121.7	13.8	22.2	18.5	8.6	9.9	11.1	12.2	34.9	42.1
Pre-Tax, Pre-Provision Earnings (Non-GAAP)	**$352.6**	**$ 310.0**	**$ 365.4**	**$ 395.5**	**$ 380.4**	**$ 386.9**	**$ 380.4**	**$ 353.1**	**$ 355.3**	**$ 356.7**	**$ 364.7**	**$ 358.5**

Note: Totals may not sum due to rounding.

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